SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2000


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-21930            77-0340829
(State or Other Jurisdiction        (Commission        (IRS Employer
    of Incorporation)               File Number)     Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)

ITEM 5.  Other Events.

        In connection with the appointments of Russell D. Hays and George Uveges to the positions of Chief Executive Officer and Chief Operating Officer, respectively, of BioSource International, Inc. (the "Registrant"), the Registrant entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Genstar Capital Partners II, L.P. (the "Investor"). The Investor agreed to purchase from the Registrant 300,000 shares of the Registrant's Common Stock at $15.00 per share. The Investor subsequently assigned its right to purchase 66,667 of these shares of the Registrant's Common Stock to certain of its affiliates. The Registrant also entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Russell D. Hays, pursuant to which Mr. Hays agreed to purchase 40,000 shares of the Registrant's Common Stock at $15,000 per share. Finally, the Registrant entered into a Securities Purchase Agreement, effective as of September 5, 2000, with George Uveges, pursuant to which Mr. Uveges agreed to purchase 11,428 shares of the Registrant's Common Stock at $21.875 per share. The closing of the transactions described above occurred as of September 28, 2000.


ITEM    7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.


          Exhibit 4.1 Securities Purchase Agreement, effective as of August 9, 2000, between the Registrant and Genstar Capital Partners II, L.P.

          Exhibit 4.2 Amendment to Securities Purchase Agreement, dated as of September 28, 2000, among the Registrant, Genstar Capital Partners II, L.P., Jean-Pierre Conte, Richard Hoskins, Richard Paterson and Robert Weltman.

          Exhibit 4.3 Securities Purchase Agreement, effective as of August 9, 2000, between the Registrant and Russell D. Hays.

          Exhibit 4.4 Securities Purchase Agreement, effective as of September 5, 2000, between the Registrant and George Uveges.

          Exhibit 4.5 Amendment to Investor Rights Agreement, dated September 18, 2000, among the Registrant, Genstar Capital Partners II, L.P., Stargen II LLC, Russell D. Hays and George Uveges.

          Exhibit 4.6 Second Amendment to Investor Rights Agreement, dated September 28, 2000, among the Registrant, Genstar Capital Partners II, L.P., Stargen II LLC, Russell D. Hays, George Uveges, Jean-Pierre Conte, Richard Hoskins, Richard Paterson and Robert Weltman.

          Exhibit 4.7 Rights Agreement Amendment, dated January 10, 2000, between the Registrant and U.S. Stock Transfer Corporation.

          Exhibit 4.8 Second Amendment to Rights Agreement, dated September 28, 2000, between the Registrant and U.S. Stock Transfer Corporation.

          Exhibit 4.9 Waiver to Investor Rights Agreement, dated September 18, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 25, 2000                            BIOSOURCE INTERNATIONAL, INC.


                                            By:   /S/ CHARLES C. BEST
                                                 ---------------------------
                                                   Charles C. Best
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT  DESCRIPTION                                                 PAGE NUMBER
4.1      Securities Purchase Agreement, effective as of
         August 9, 2000, between the Registrant and Genstar
         Capital Partners II, L.P.

4.2 Amendment to Securities Purchase Agreement, dated as of September 28, 2000, among the Registrant, Genstar Capital Partners II, L.P., Jean-Pierre
         Conte, Richard Hoskins, Richard Paterson and Robert
         Weltman.

4.3      Securities Purchase Agreement, effective as of
         August 9, 2000, between the Registrant and Russell
         D. Hays.

4.4      Securities Purchase Agreement, effective as of
         September 5, 2000, between the Registrant and
         George Uveges.

4.5      Amendment to Investor Rights Agreement, dated
         September 18, 2000, among the Registrant, Genstar
         Capital Partners II, L.P., Stargen II LLC, Russell
         D. Hays and George Uveges.

4.6 Second Amendment to Investor Rights Agreement, dated September 28, 2000, among the Registrant,
         Genstar Capital Partners II, L.P., Stargen II LLC,
         Russell D. Hays, George Uveges, Jean-Pierre Conte,
         Richard Hoskins, Richard Paterson and Robert
         Weltman.

4.7 Rights Agreement Amendment, dated January 10, 2000, between the Registrant and U.S. Stock Transfer
         Corporation.


                                     Page 5


4.8      Second Amendment to Rights Agreement, dated
         September 28, 2000, between the Registrant and U.S.
         Stock Transfer Corporation.

4.9      Waiver to Investor Rights Agreement, dated September 18, 2000.